UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 20, 2007
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Inverness Medical Innovations, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K relating to the Company’s pending acquisition of Cholestech Corporation (“Cholestech”), which the Company considers to be probable.
Item 8.01 Other Events
Item 9.01 Financial Statements And Exhibits
     (a) Financial Statements of Businesses Acquired
     The following historical audited financial statements of Cholestech are hereby incorporated by reference to Cholestech’s Annual Report on Form 10-K filed on June 13, 2007:
•	Report of Independent Registered Public Accounting Firm dated June 13, 2007;

•	Balance Sheets as of March 30, 2007 and March 31, 2006;

•	Statements of Operations for the years ended March 30, 2007, March 31, 2006, and March 25, 2005;

•	Statement of Changes in Shareholders’ Equity for the years ended March 30, 2007, March 31, 2006, and March 25, 2005;

•	Statements of Cash Flows for the years ended March 30, 2007, March 31, 2006, and March 25, 2005; and

•	Notes to Financial Statements.
     (b) Pro Forma Financial Information
     Exhibit 99.1 incorporated by reference herein provides unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and the three months ended March 31, 2007 and an unaudited pro forma condensed combined balance sheet as of March 31, 2007, in each case giving pro forma effect to:
•	the Company’s pending acquisition of Cholestech;

•	the Company’s acquisition of Biosite Incorporated (“Biosite”) in June 2007 and the related financing transactions;

•	the disposition of the Company’s consumer diagnostics business and the related formation of the Company’s 50/50 joint venture with The Procter & Gamble Company (collectively, the “Joint Venture”) in May 2007;

•	as to the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and the three months ended March 31, 2007, the Company’s acquisition of Instant Technologies, Inc. (“Instant”) in March 2007; and

•	as to the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2006, the Company’s acquisition of the Innovacon business, including the ABON facility (“Innovacon Business”), in March 2006.
     The foregoing pro forma financial statements show separately (a) the combined pro forma effects of the acquisitions of Biosite, Instant and the Innovacon Business and the

establishment of the Joint Venture, all of which transactions have been completed, and (b) the pro forma effect of the pending acquisition of Cholestech, which has not yet been consummated and which remains subject to the satisfaction of various customary closing conditions.
     The Company’s historical balance sheet as of March 31, 2007 reflects the acquisitions of Instant and the Innovacon Business. The Company’s historical statement of operations for the three months ended March 31, 2007 reflects the results of operations of the Innovacon Business for the entire period.
     (d) Exhibits

Exhibit
Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm (relating to the financial statements of Cholestech).

99.1	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and the three months ended March 31, 2007 and unaudited pro forma condensed combined balance sheet as of March 31, 2007 (incorporated by reference to Exhibit 99.1 to the Company’s amended Current Report on Form 8-K/A, event date June 26, 2007, filed on July 20, 2007).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY: /s/ David Teitel

David Teitel
Chief Financial Officer

Dated: July 20, 2007

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm (relating to the financial statements of Cholestech).

99.1	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and the three months ended March 31, 2007 and unaudited pro forma condensed combined balance sheet as of March 31, 2007 (incorporated by reference to Exhibit 99.1 to the Company’s amended Current Report on Form 8-K/A, event date June 26, 2007, filed on July 20, 2007).